Exhibit 99.3


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                 AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Sean F. Orr, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of The Interpublic Group of Companies, Inc., and, except as corrected and supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the year ended December 31, 2001 of The Interpublic Group of Companies, Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Interpublic Group of Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.


         /s/ Sean F. Orr                            Subscribed and sworn to
         -----------------------------              before me this 14th day of
         Sean F. Orr                                August __, 2002
         Chief Financial Officer
         August 14, 2002
                                                    /s/ Mitchell S. Gendel
                                                    ----------------------------
                                                    Notary Public

                                                    My Commission Expires:
                                                    February 11, 2006